DLH InvestorRoom DLH Announces Executive Appointments Atlanta, Georgia – July 13, 2020 – DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”), a leading healthcare and human services provider to the federal government, today announced executive leadership appointments effective July 13, 2020. Jeanine Christian joins DLH as President, Social & Scientific Systems (“S3”), and Jacqueline Everett is appointed as DLH Chief Growth Officer. In her role as President of the Company’s S3 operating unit, Ms. Christian succeeds Kevin Beverly and will lead operations focused on the Public Health and Life Sciences market. Having spent over 20 years in science-based organizations, she most recently led a team of over 300 scientists, clinicians, researchers, and data analysts whose mission it was to translate scientific discovery and technology advances into societal benefits for federal and state government, non-profit, academic, and commercial clients. Ms. Christian’s last role was Vice President & Business Line Manager of the Public Health Research Division with Battelle Memorial Institute. Prior to that, she directed various impactful research programs as a Senior Study Director at Westat. As S3 President, her responsibilities will include strategic direction of the operating unit, customer relationship management, program execution, human resources, and generating business growth. Ms. Everett joins DLH as Chief Growth Officer. In this role, she will spearhead enterprise-wide business development activities, establishing the vision, direction, and strategy required to achieve the Company’s growth objectives. She brings over 25 years of successful experience in the government contracting industry, most recently as Vice President Business Development & Strategy with Leidos. Prior to that, she held business development leadership positions with DXC Technology, CSC and Serco. “I am proud to announce these changes to our leadership structure, which we are confident will enable DLH to further capitalize on our highly-talented workforce, broad capabilities, and longstanding demand for the services we provide,” said DLH President and CEO Zach Parker. “Jeanine’s scientific expertise, customer relationships, effective leadership, and results-oriented approach to business make her a fantastic fit for DLH. At the same time, Jackie Everett is recognized throughout our industry as an accomplished, dynamic leader. Her drive, motivation, and experience are expected to enable DLH to execute our strategic vision. I am pleased that both are joining us at this critical time in our growth trajectory. “I also want to thank Kevin Beverly for his leadership and for being an invaluable partner throughout the acquisition and integration of S3 into DLH. With Kevin at the helm, S3 grew to be a leading public health service organization providing solutions in clinical and biomedical research, epidemiology, health policy, and program evaluation. He will remain on board in an advisory role to support us in this transition; we are grateful for his many contributions and wish him all the best as he writes his next chapter.” About DLH DLH (NASDAQ:DLHC) serves federal government clients throughout the United States and abroad delivering technology enabled solutions in key health and human services programs. The Company's seven core competencies include secure data analytics, clinical trials and laboratory services, case management, performance evaluation, system modernization, operational logistics and readiness, and strategic digital communications. DLH has over 1,950 employees serving numerous government agencies. For more information, visit the corporate website at www.dlhcorp.com. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that refer to expectations, projections or other characterizations of future events or circumstances or that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans”, “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements made in this release due to a variety of factors. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, and subsequent filings we make with the SEC from time to time. The forward-looking statements contained herein are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry and business. Such forward-looking statements are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements, except as may be required by law. INVESTOR RELATIONS Contact: Chris Witty Phone: 646-438-9385 Email: cwitty@darrowir.com https://dlhcorp.investorroom.com/2020-07-13-DLH-Announces-Executive-Appointments